EXHIBIT 99.1

Unless otherwise noted, all statistical percentages or weighted averages set forth below are measured as a percentage of the aggregate Principal Balance of the Initial Mortgage Loans and Additional Mortgage Loans in the Mortgage Pool as of the related Cut-off Date and the Subsequent Mortgage Loans in the Mortgage Pool as of the Subsequent Cut-off Date and the term Cut-off Date as used in this Exhibit 99.1 means January 1, 2006, December 1, 2005 or November 1, 2005, as applicable.

The Mortgage Loans consist of approximately 5,167 Mortgage Loans with a Cut-off Date Principal Balance of approximately $882,259,157. The Group I Mortgage Loans consist of approximately 3,374 Mortgage Loans with a Cut-off Date Principal Balance of approximately $446,135,842. The Group II Mortgage Loans consist of approximately 1,793 Mortgage Loans with a Cut-off Date Principal Balance of approximately $436,123,315.

All of the Mortgage Loans will be secured by first mortgages or deeds of trust or other similar security instruments (each, a “Mortgage”). The Mortgages create first and second liens on one- to four-family residential properties consisting of attached or detached one- to four-family dwelling units, planned unit developments and individual condominium units (each, a “Mortgaged Property”).

Each Mortgage Loan will accrue interest at the adjustable-rate or fixed-rate calculated as specified under the terms of the related mortgage note (each such rate, a “Mortgage Rate”). Approximately 78.59% of the Group I Mortgage Loans are adjustable-rate mortgage loans (the “Adjustable-Rate Group I Mortgage Loans”) and approximately 21.41% of the Group I Mortgage Loans are fixed-rate mortgage loans (the “Fixed-Rate Group I Mortgage Loans”). Approximately 86.65% of the Group II Mortgage Loans are adjustable-rate mortgage loans (the “Adjustable-Rate Group II Mortgage Loans”) and approximately 13.35% of the Group II Mortgage Loans are fixed-rate mortgage loans (the “Fixed-Rate Group II Mortgage Loans”). Approximately 82.57% of the Mortgage Loans are adjustable-rate mortgage loans (the “Adjustable-Rate Mortgage Loans”) and approximately 17.43% of the Mortgage Loans are fixed-rate mortgage loans (the “Fixed-Rate Mortgage Loans”).

Each fixed-rate mortgage loan has a Mortgage Rate that is fixed for the life of such Mortgage Loan.

Substantially all of the adjustable-rate Mortgage Loans accrue interest at a Mortgage Rate that is adjustable following an initial period of two years, three years or five years following origination. Generally, the adjustable-rate Mortgage Loans provide for semi-annual adjustment to the Mortgage Rate thereon and for corresponding adjustments to the monthly payment amount due thereon, in each case on each adjustment date applicable thereto (each such date, an “Adjustment Date”); provided, that (i) the first adjustment of the rates for approximately 82.98% of the Adjustable-Rate Group I Mortgage Loans and approximately 79.15% of the Adjustable-Rate Group II Mortgage Loans (in each case, by aggregate principal balance of the Adjustable-Rate Mortgage Loans in the related Loan Group as of the Cut-off Date) and approximately 80.99% of the Adjustable-Rate Mortgage Loans (by aggregate principal balance of the Adjustable-Rate Mortgage Loans as of the Cut-off Date) will not occur until two years after the date of origination, (ii) the first adjustment of the rates for approximately 15.83% of the Adjustable-Rate Group I Mortgage Loans and approximately 19.42% of the Adjustable-Rate Group II Mortgage Loans (in each case, by aggregate principal balance of the Adjustable-Rate Mortgage Loans in the related Loan Group as of the Cut-off Date) and approximately 17.69% of the Adjustable-Rate Mortgage Loans (by aggregate principal balance of the Adjustable Rate Mortgage Loans as of the Cut-off Date), will not occur until three years after the date of origination and (iii) the first adjustment of the rates for approximately 0.97% of the Adjustable-Rate Group I Mortgage Loans and approximately 1.12% of the Adjustable-Rate Group II Mortgage Loans by aggregate principal balance of the Adjustable-Rate Mortgage Loans in the related Loan Group as of the Cut-off Date) and approximately 1.04% of the Adjustable Rate Mortgage Loans (by aggregate principal balance of the Adjustable Rate Mortgage Loans as of the Cut-off Date), will not occur until five years after the date of origination (each such adjustable-rate Mortgage Loan, a “Delayed First Adjustment Mortgage Loan”). On each Adjustment Date for each adjustable-rate Mortgage Loan, the Mortgage Rate thereon will be adjusted to equal the sum, rounded to the nearest or next highest multiple of 0.125%, of Six-Month LIBOR and a fixed percentage amount (the “Gross Margin”). The Mortgage Rate on any adjustable-rate Mortgage Loan will not decrease on the first related Adjustment Date, will not increase by more than a stated percentage (up to 7.000% per annum, as specified in the related mortgage note) on the first related Adjustment Date (the “Initial Periodic Rate Cap”) and will not increase or decrease by more than a stated percentage (up to 2.000% per annum, as specified in the related mortgage note) on any Adjustment Date thereafter (the “Periodic Rate Cap”). The Adjustable-Rate Group I Mortgage Loans have a weighted average Initial Periodic Rate Cap of approximately 2.792% per annum and a weighted average Periodic Rate Cap of approximately 1.073% per annum thereafter. The Adjustable Rate Group II Mortgage Loans have a weighted average Initial Periodic Rate

Cap of approximately 2.692% per annum and a weighted average Periodic Rate Cap of approximately 1.122% per annum thereafter. The Adjustable-Rate Mortgage Loans have a weighted average Initial Periodic Rate Cap of approximately 2.740% per annum and a weighted average Periodic Rate Cap of approximately 1.098% per annum thereafter. Each Mortgage Rate on each adjustable-rate Mortgage Loan will not exceed a specified maximum Mortgage Rate over the life of such Mortgage Loan (the “Maximum Mortgage Rate”) or be less than a specified minimum Mortgage Rate over the life of such Mortgage Loan (the “Minimum Mortgage Rate”). Effective with the first monthly payment due on each adjustable-rate Mortgage Loan after each related Adjustment Date, the monthly payment amount will be adjusted to an amount that will amortize fully the outstanding Principal Balance of the related adjustable-rate Mortgage Loan over its remaining term, and pay interest at the Mortgage Rate as so adjusted, unless such Mortgage Loan is an interest only Mortgage Loan which is still in its interest only period. Due to the application of the Initial Periodic Rate Caps, the Periodic Rate Caps and the Maximum Mortgage Rates, the Mortgage Rate on each adjustable-rate Mortgage Loan, as adjusted on any related Adjustment Date, may be less than the sum of the Index and the related Gross Margin, rounded as described in this prospectus supplement. None of the adjustable-rate Mortgage Loans will permit the related mortgagor to convert the adjustable Mortgage Rate thereon to a fixed Mortgage Rate.

Approximately 20.80% of the Group I Mortgage Loans, and approximately 51.16% of the Group II Mortgage Loans and approximately 35.81% of the Mortgage Loans (the “Interest Only Mortgage Loans”), provide that for a period ranging from two years to ten years after origination, the required monthly payments are limited to accrued interest (each, an “Interest Only Period”). At the end of the Interest Only Period, the monthly payments on each such Mortgage Loan will be recalculated to provide for amortization of the Principal Balance by the maturity date and payment of interest at the then-current Mortgage Rate.

Approximately 66.55% of the Group I Mortgage Loans, approximately 65.60% of the Group II Mortgage Loans and approximately 66.08% of the Mortgage Loans provide for payment by the mortgagor of a prepayment charge in limited circumstances on certain prepayments. Generally, each such Mortgage Loan provides for payment of a prepayment charge on partial prepayments and prepayments in full made within a stated number of months that is between one year and five years from the date of origination of such Mortgage Loan. The amount of the prepayment charge is provided in the related mortgage note and with respect to approximately 73.40% of the Mortgage Loans that have a prepayment charge, the prepayment charge is equal to six months’ interest on any amounts prepaid in excess of 20% of the original Principal Balance of the related Mortgage Loan in any 12 month period. With respect to any Distribution Date, 75% of the prepayment charges paid in respect of the Mortgage Loans during a prepayment period will be available to absorb realized losses on the Mortgage Loans or if not so required, will be distributed to the holders of the Class P Certificates on the related Distribution Date. The holders of the Class P Certificates will be entitled to prepayment charges received on the Mortgage Loans that are not used to absorb realized losses on the Mortgage Loans, and such amounts will not be available for distribution on the other classes of Certificates. Under certain circumstances, as described in the Pooling Agreement, the related Servicer may waive the payment of any otherwise applicable prepayment charge.

The Index. The index with respect to the adjustable-rate Mortgage Loans is the average of interbank offered rates for six-month U.S. dollar deposits in the London market based on quotations of major banks, and most recently available as of a day specified in the related note as published by the Western Edition of The Wall Street Journal (“Six-Month LIBOR” or the “Index”). If the Index becomes unpublished or is otherwise unavailable, the Servicer will select an alternative index which is based upon comparable information.

Mortgage Loan Statistics for all Mortgage Loans

The following statistical information, unless otherwise specified, is based upon percentages of the aggregate Cut-off Date Principal Balance of the Mortgage Loans.

Approximately 45.18% of the Mortgage Loans had loan-to-value ratios at origination in excess of 80.00%. No Mortgage Loan had a loan-to-value ratio at origination in excess of 100.00%. The weighted average loan-to-value ratio of the Mortgage Loans at origination was approximately 83.09%. There can be no assurance that the loan-to-value ratio of any Mortgage Loan determined at any time after origination is less than or equal to its original loan-to-value ratio. Additionally, the related Originator’s determination of the value of a Mortgaged Property used in the calculation of the original loan-to-value ratios of the Mortgage Loans may differ from the appraised value of such Mortgaged Property or the actual value of such Mortgaged Property at origination. See “Risk Factors—High Loan-to-Value Ratios Increase Risk of Loss.”

Substantially all of the Mortgage Loans have a scheduled payment due each month (the “Due Date”) on the first day of the month.

The weighted average remaining term to maturity of the Mortgage Loans was approximately 346 months as of the Cut-off Date. None of the Mortgage Loans had a first Due Date prior to October 2002 or after December 2005, or has a remaining term to maturity of less than 114 months or greater than 359 months as of the Cut-off Date. The latest maturity date of any Mortgage Loan is November 2035.

The average Principal Balance of the Mortgage Loans at origination was approximately $171,189. The average Cut-off Date Principal Balance of the Mortgage Loans was approximately $170,749. No Mortgage Loan had a Cut-off Date Principal Balance of greater than approximately $1,120,000 or less than approximately $11,620.

As of the Cut-off Date, the Mortgage Loans had Mortgage Rates of not less than 4.250% per annum and not more than 14.750% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.252% per annum. As of the Cut-off Date, the Adjustable-Rate Mortgage Loans had Gross Margins ranging from 2.090% per annum to 12.625% per annum, Minimum Mortgage Rates ranging from 4.250% per annum to 13.625% per annum and Maximum Mortgage Rates ranging from 7.000% per annum to 20.625% per annum. As of the Cut-off Date, the weighted average Gross Margin of the Adjustable-Rate Mortgage Loans was approximately 5.878% per annum, the weighted average Minimum Mortgage Rate of the Adjustable-Rate Mortgage Loans was approximately 7.239% per annum and the weighted average Maximum Mortgage Rate of the Adjustable-Rate Mortgage Loans was approximately 14.021% per annum. The latest next Adjustment Date following the Cut-off Date on any Adjustable-Rate Mortgage Loan occurs in October 2010 and the weighted average time until the next Adjustment Date for all of the Adjustable-Rate Mortgage Loans is approximately 22 months.

The Mortgage Loans are expected to have the following characteristics as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding).

Cut-off Date Principal Balances of the Mortgage Loans(1)

Principal Balance ($)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Less than or equal to 100,000	2,286	$140,250,323.57	15.90%
100,001 - 125,000	446	50,089,171.03	5.68
125,001 - 150,000	335	45,872,892.96	5.20
150,001 - 175,000	268	43,462,470.17	4.93
175,001 - 200,000	254	47,861,147.25	5.42
200,001 - 225,000	189	40,075,983.30	4.54
225,001 - 250,000	168	39,916,272.11	4.52
250,001 - 275,000	188	49,165,310.22	5.57
275,001 - 300,000	136	39,091,892.90	4.43
300,001 - 350,000	258	83,829,641.97	9.50
350,001 - 400,000	205	76,702,127.98	8.69
400,001 - 450,000	119	50,409,761.04	5.71
450,001 - 500,000	114	54,119,786.27	6.13
500,001 - 600,000	131	71,441,813.57	8.10
600,001 - 700,000	43	27,638,431.82	3.13
700,001 - 1,000,000	24	19,098,550.05	2.16
More than 1,000,000	3	3,233,580.96	0.37
Total	5,167	$882,259,157.17	100.00%

___________________

(1)	The average Cut-off Date Principal Balance of the Mortgage Loans was approximately $170,749.

Credit Scores for the Mortgage Loans(1)

Credit Score	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
491- 500	3	$554,701.61	0.06%
501- 525	174	24,489,946.47	2.78
526- 550	512	70,172,704.10	7.95
551- 575	547	80,145,336.22	9.08
576- 600	514	92,495,076.18	10.48
601- 625	808	136,026,738.80	15.42
626- 650	992	171,781,646.00	19.47
651- 675	817	152,626,208.57	17.30
676- 700	407	74,526,890.69	8.45
701- 725	206	41,803,124.87	4.74
726- 750	111	21,887,603.98	2.48
751- 775	50	10,650,296.81	1.21
776- 800	25	4,890,193.09	0.55
801- 803	1	208,689.78	0.02
Total	5,167	$882,259,157.17	100.00%

___________________

(1)	The weighted average credit score of the Mortgage Loans that had credit scores was approximately 627.

Original Terms to Maturity of the Mortgage Loans(1)

Original Term (months)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
120	3	$139,684.24	0.02%
180	835	47,599,034.40	5.40
240	12	1,561,774.86	0.18
300	2	134,008.53	0.02
360	4,315	832,824,655.14	94.40
Total	5,167	$882,259,157.17	100.00%

___________________

(1)	The weighted average original term to maturity of the Mortgage Loans was approximately 350 months.

Remaining Terms to Maturity of the Mortgage Loans(1)

Remaining Term (months)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
114- 114	1	$48,359.31	0.01%
115- 117	1	42,638.73	0.00
118- 120	1	48,686.20	0.01
169- 171	1	256,460.46	0.03
172- 174	250	12,872,633.88	1.46
175- 177	566	32,136,271.47	3.64
178- 180	18	2,333,668.59	0.26
202- 204	1	33,622.83	0.00
232- 234	3	269,850.18	0.03
235- 237	6	1,061,965.07	0.12
238- 240	2	196,336.78	0.02
295- 297	1	75,321.57	0.01
298- 300	1	58,686.96	0.01
328- 330	1	59,127.68	0.01
334- 336	1	94,854.65	0.01
346- 348	3	720,424.94	0.08
349- 350	1	105,307.66	0.01
351- 351	4	1,226,590.88	0.14
352- 352	15	2,353,896.87	0.27
353- 353	214	33,440,608.31	3.79
354- 354	735	128,087,448.77	14.52
355- 355	1,283	272,615,670.12	30.90
356- 356	788	173,911,637.05	19.71
357- 357	425	76,359,198.54	8.65
358- 358	844	143,736,889.67	16.29
359- 359	1	113,000.00	0.01
Total	5,167	$882,259,157.17	100.00%

___________________

(1)	The weighted average remaining term to maturity of the Mortgage Loans was approximately 346 months.

Property Types of the Mortgage Loans

Property Type	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Single Family	3,979	$631,529,414.52	71.58%
PUD(1)	599	139,193,173.04	15.78
Two-to-Four Family	333	64,213,258.65	7.28
Condominium	256	47,323,310.96	5.36
Total	5,167	$882,259,157.17	100.00%

___________________

(1)	PUD refers to a home or “unit” in a Planned Unit Development.

Occupancy Status of the Mortgage Loans(1)

Occupancy Status	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Primary	4,674	$818,533,564.84	92.78%
Investor	417	49,360,343.14	5.59
Second Home	76	14,365,249.19	1.63
Total	5,167	$882,259,157.17	100.00%

___________________

(1)	Occupancy as represented by the mortgagor at the time of origination.

Purpose of the Mortgage Loans

Purpose	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Cash Out Refinance	2,843	$506,048,853.74	57.36%
Purchase	2,041	332,790,891.73	37.72
Rate/Term Refinance	283	43,419,411.70	4.92
Total	5,167	$882,259,157.17	100.00%

Original Loan-to-Value Ratios of the Mortgage Loans(1)(2)

Original Loan-to-Value Ratio (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Less than or equal to 50.00	66	$10,559,969.75	1.20%
50.01 - 55.00	32	5,799,782.12	0.66
55.01 - 60.00	49	11,384,548.75	1.29
60.01 - 65.00	66	13,080,971.31	1.48
65.01 - 70.00	115	25,541,545.01	2.90
70.01 - 75.00	227	45,140,712.51	5.12
75.01 - 80.00	1,754	372,180,741.54	42.18
80.01 - 85.00	586	103,119,594.51	11.69
85.01 - 90.00	911	153,917,461.09	17.45
90.01 - 95.00	376	60,620,017.73	6.87
95.01 -100.00	985	80,913,812.85	9.17
Total	5,167	$882,259,157.17	100.00%

___________________

(1)	The weighted average original loan-to-value ratio of the Mortgage Loans as of the Cut-off Date was approximately 83.09%.

(2)	For a description of the determination of loan-to-value ratio by the related Originator see “The Originators” in this prospectus supplement.

Geographic Distribution of the Mortgaged Properties related to the Mortgage Loans(1)

Location	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Alabama	43	$2,819,695.43	0.32%
Alaska	1	59,151.29	0.01
Arizona	135	25,818,468.26	2.93
Arkansas	54	4,857,422.02	0.55
California	796	236,455,600.56	26.80
Colorado	117	18,874,522.40	2.14
Connecticut	31	7,996,543.47	0.91
Delaware	22	3,876,548.40	0.44
District of Columbia	5	618,344.01	0.07
Florida	424	70,722,344.22	8.02
Georgia	161	24,328,631.75	2.76
Hawaii	3	934,500.00	0.11
Idaho	24	1,997,326.47	0.23
Illinois	252	42,497,069.72	4.82
Indiana	121	12,313,159.32	1.40
Iowa	17	1,639,817.91	0.19
Kansas	41	3,948,744.47	0.45
Kentucky	26	2,034,371.01	0.23
Louisiana	97	11,882,043.91	1.35
Maine	41	6,917,060.22	0.78
Maryland	106	27,428,464.96	3.11
Massachusetts	116	27,945,609.45	3.17
Michigan	284	33,542,944.72	3.80
Minnesota	39	7,569,449.77	0.86
Mississippi	56	4,509,897.18	0.51
Missouri	158	15,640,800.29	1.77
Montana	5	416,691.74	0.05
Nebraska	10	1,025,924.77	0.12
Nevada	57	11,018,254.31	1.25
New Hampshire	11	1,923,822.17	0.22
New Jersey	97	24,763,930.95	2.81
New Mexico	26	2,789,285.19	0.32
New York	238	54,022,265.04	6.12
North Carolina	152	19,636,613.51	2.23
North Dakota	1	165,469.23	0.02
Ohio	448	46,943,767.65	5.32
Oklahoma	68	6,041,418.54	0.68
Oregon	53	5,956,725.09	0.68
Pennsylvania	190	19,757,027.27	2.24
Rhode Island	9	1,074,606.84	0.12
South Carolina	92	11,599,666.21	1.31
South Dakota	4	316,785.53	0.04
Tennessee	107	9,043,492.29	1.03
Texas	135	16,055,711.95	1.82
Utah	43	4,711,137.88	0.53
Vermont	6	967,667.44	0.11
Virginia	101	23,982,797.22	2.72
Washington	78	14,537,075.56	1.65
West Virginia	12	1,448,426.02	0.16
Wisconsin	46	6,029,617.85	0.68
Wyoming	8	802,445.71	0.09
Total	5,167	$882,259,157.17	100.00%

___________________

(1)	The greatest ZIP Code geographic concentration of Mortgage Loans was approximately 0.31% in the 92336 ZIP Code.

Documentation Levels of the Mortgage Loans(1)

Documentation Level	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Full Documentation	2,787	$433,862,823.11	49.18%
Stated Documentation	1,673	299,478,399.40	33.94
No Income Verification	426	100,452,491.44	11.39
No Documentation	157	26,784,623.09	3.04
Limited Documentation	123	21,556,620.13	2.44
Blended Access	1	124,200.00	0.01
Total	5,167	$882,259,157.17	100.00%

___________________

(1)	For a description of each Documentation Level, see “The Originators” in this prospectus supplement.

Current Mortgage Rates of the Mortgage Loans(1)

Current Mortgage Rate (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
4.250 - 5.000	29	$6,606,968.24	0.75%
5.001 - 6.000	612	167,950,441.62	19.04
6.001 - 7.000	1,277	300,643,771.48	34.08
7.001 - 8.000	1,104	202,052,053.51	22.90
8.001 - 9.000	881	112,184,673.07	12.72
9.001 - 10.000	679	60,346,816.51	6.84
10.001 - 11.000	342	22,482,048.30	2.55
11.001 - 12.000	153	7,074,506.99	0.80
12.001 - 13.000	79	2,534,290.30	0.29
13.001 - 14.000	6	241,162.24	0.03
14.001 - 14.750	5	142,424.91	0.02
Total	5,167	$882,259,157.17	100.00%

___________________

(1)	The weighted average current Mortgage Rate of the Mortgage Loans as of the Cut-off Date was approximately 7.252% per annum.

Gross Margins of the Adjustable-Rate Mortgage Loans(1)

Gross Margin (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
2.090 - 3.000	1	$283,845.67	0.04%
3.001 - 4.000	15	3,310,633.86	0.45
4.001 - 5.000	604	145,567,922.95	19.98
5.001 - 6.000	1,365	295,431,437.84	40.55
6.001 - 7.000	1,444	225,349,494.28	30.93
7.001 - 8.000	219	39,116,498.66	5.37
8.001 - 9.000	129	13,017,834.30	1.79
9.001 -10.000	95	5,456,543.16	0.75
10.001 -11.000	8	615,204.56	0.08
11.001 -12.000	4	156,872.15	0.02
12.001 -12.625	4	184,877.17	0.03
Total	3,888	$728,491,164.60	100.00%

___________________

(1)	The weighted average Gross Margin of the Adjustable-Rate Mortgage Loans as of the Cut-off Date was approximately 5.878 % per annum.

Month of Next Rate Adjustment for the Adjustable-Rate Mortgage Loans(1)

Month of Next Rate Adjustment	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
January 2006	10	$1,700,742.08	0.23%
April 2006	2	299,664.01	0.04
October 2006	2	337,854.65	0.05
November 2006	1	225,562.14	0.03
December 2006	1	105,307.66	0.01
March 2007	4	873,164.41	0.12
April 2007	164	24,658,280.40	3.38
May 2007	587	100,218,140.58	13.76
June 2007	945	202,276,693.60	27.77
July 2007	178	46,085,936.60	6.33
August 2007	146	22,071,064.55	3.03
September 2007	470	57,213,435.22	7.85
October 2007	485	84,144,341.40	11.55
November 2007	309	51,924,001.86	7.13
April 2008	5	1,056,457.19	0.15
May 2008	23	6,410,905.11	0.88
June 2008	104	26,443,594.64	3.63
July 2008	382	88,427,951.38	12.14
August 2008	7	1,522,837.70	0.21
September 2008	14	2,112,002.49	0.29
October 2008	15	1,755,692.05	0.24
November 2008	6	1,016,014.83	0.14
April 2010	1	194,601.43	0.03
May 2010	6	1,647,580.04	0.23
June 2010	20	5,675,952.26	0.78
October 2010	1	93,386.32	0.01
Total	3,888	$728,491,164.60	100.00%

___________________

(1)	The weighted average time until the next Adjustment Date for the Adjustable-Rate Mortgage Loans as of the Cut-off Date was approximately 22 months.

Maximum Mortgage Rates of the Adjustable-Rate Mortgage Loans(1)

Maximum Mortgage Rate (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
7.000 - 7.000	1	$147,264.47	0.02%
10.001 -11.000	6	1,413,064.90	0.19
11.001 -12.000	158	53,196,636.01	7.30
12.001 -13.000	571	153,435,162.53	21.06
13.001 -14.000	886	203,548,481.24	27.94
14.001 -15.000	822	153,013,717.21	21.00
15.001 -16.000	693	95,567,433.67	13.12
16.001 -17.000	488	48,155,304.27	6.61
17.001 -18.000	221	16,947,182.01	2.33
18.001 -19.000	33	2,681,740.64	0.37
19.001 -20.000	5	200,300.48	0.03
20.001 -20.625	4	184,877.17	0.03
Total	3,888	$728,491,164.60	100.00%

___________________

(1)	The weighted average Maximum Mortgage Rate of the Adjustable-Rate Mortgage Loans as of the Cut-off Date was approximately 14.021% per annum.

Minimum Mortgage Rates of the Adjustable-Rate Mortgage Loans(1)

Minimum Mortgage Rate (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
4.250 - 5.000	28	$6,377,817.28	0.88%
5.001 - 6.000	446	126,699,337.57	17.39
6.001 - 7.000	1,028	250,538,356.83	34.39
7.001 - 8.000	919	176,447,422.18	24.22
8.001 - 9.000	713	99,777,199.21	13.70
9.001 - 10.000	491	48,636,931.23	6.68
10.001 - 11.000	221	16,947,182.01	2.33
11.001 - 12.000	33	2,681,740.64	0.37
12.001 - 13.000	5	200,300.48	0.03
13.001 - 13.625	4	184,877.17	0.03
Total	3,888	$728,491,164.60	100.00%

___________________

(1)	The weighted average Minimum Mortgage Rate of the Adjustable-Rate Mortgage Loans as of the Cut-off Date was approximately 7.239% per annum.

Initial Periodic Rate Caps of the Adjustable-Rate Mortgage Loans(1)

Initial Periodic Rate Cap (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
1.000	14	$2,354,356.94	0.32%
1.500	507	124,462,713.97	17.08
2.000	2	366,536.33	0.05
3.000	3,362	600,507,079.60	82.43
6.000	2	561,277.76	0.08
7.000	1	239,200.00	0.03
Total	3,888	$728,491,164.60	100.00%

___________________

(1)	Relates solely to initial rate adjustments.

Subsequent Periodic Rate Caps of the Adjustable-Rate Mortgage Loans(1)

Periodic Rate Cap (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
1.000	3,108	$585,756,918.81	80.41%
1.500	776	142,004,614.86	19.49
2.000	4	729,630.93	0.10
Total	3,888	$728,491,164.60	100.00%

___________________

(1)	Relates to all rate adjustments subsequent to initial rate adjustments.

Originator of the Mortgage Loans

Originator	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Novastar	3,570	$548,839,473.23	62.21%
First Franklin	593	162,057,960.34	18.37
Countrywide	652	151,188,927.29	17.14
Meritage	348	19,347,063.71	2.19
WMC	2	477,424.94	0.05
Accredited	1	243,000.00	0.03
Decision One	1	105,307.66	0.01
Total	5,167	$882,259,157.17	100.00%

Group I Mortgage Loan Statistics

The following statistical information, unless otherwise specified, is based upon percentages of the aggregate Cut-off Date Principal Balance of the Group I Mortgage Loans.

Approximately 50.06% of the Group I Mortgage Loans had loan-to-value ratios at origination in excess of 80.00%. No Group I Mortgage Loan had a loan-to-value ratio at origination in excess of 100.00%. The weighted average loan-to-value ratio of the Group I Mortgage Loans at origination was approximately 82.25%. There can be no assurance that the loan-to-value ratio of any Group I Mortgage Loan determined at any time after origination is less than or equal to its original loan-to-value ratio. Additionally, the related Originator’s determination of the value of a Mortgaged Property used in the calculation of the original loan-to-value ratios of the Group I Mortgage Loans may differ from the appraised value of such Mortgaged Property or the actual value of such Mortgaged Property at origination. See “Risk Factors—High Loan-to-Value Ratios Increase Risk of Loss.”

Substantially all of the Group I Mortgage Loans have a Due Date on the first day of the month.

The weighted average remaining term to maturity of the Group I Mortgage Loans was approximately 349 months as of the Cut-off Date. None of the Group I Mortgage Loans had a first Due Date prior to December 2004 or after December 2005, or has a remaining term to maturity of less than 114 months or greater than 359 months as of the Cut-off Date. The latest maturity date of any Group I Mortgage Loan is November 2035.

The average Principal Balance of the Group I Mortgage Loans at origination was approximately $132,658. The average Cut-off Date Principal Balance of the Group I Mortgage Loans was approximately $132,228. No Group I Mortgage Loan had a Cut-off Date Principal Balance of greater than approximately $640,000 or less than approximately $12,983.

As of the Cut-off Date, the Group I Mortgage Loans had Mortgage Rates of not less than 4.250% per annum and not more than 12.990% per annum and the weighted average Mortgage Rate of the Group I Mortgage Loans was approximately 7.457% per annum. As of the Cut-off Date, the Adjustable-Rate Group I Mortgage Loans had Gross Margins ranging from 2.090% per annum to 7.999% per annum, Minimum Mortgage Rates ranging from 4.250% per annum to 12.300% per annum and Maximum Mortgage Rates ranging from 7.000% per annum to 19.300% per annum. As of the Cut-off Date, the weighted average Gross Margin of the Adjustable-Rate Group I Mortgage Loans was approximately 5.919% per annum, the weighted average Minimum Mortgage Rate of the Adjustable-Rate Group I Mortgage Loans was approximately 7.528% per annum and the weighted average Maximum Mortgage Rate of the Adjustable-Rate Group I Mortgage Loans was approximately 14.396% per annum. The latest next Adjustment Date following the Cut-off Date on any Adjustable-Rate Group I Mortgage Loan occurs in October 2010 and the weighted average time until the next Adjustment Date for all of the Adjustable-Rate Group I Mortgage Loans is approximately 22 months.

The Group I Mortgage Loans are expected to have the following characteristics as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding).

Cut-off Date Principal Balances of the Group I Mortgage Loans(1)

Principal Balance ($)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Less than or equal to 100,000	1,650	$105,195,291.29	23.58%
100,001 - 125,000	352	39,545,801.36	8.86
125,001 - 150,000	252	34,510,995.32	7.74
150,001 - 175,000	217	35,208,657.65	7.89
175,001 - 200,000	192	36,159,665.61	8.11
200,001 - 225,000	147	31,199,983.79	6.99
225,001 - 250,000	118	28,004,968.96	6.28
250,001 - 275,000	130	33,961,285.54	7.61
275,001 - 300,000	96	27,648,385.61	6.20
300,001 - 350,000	179	58,053,465.15	13.01
350,001 - 400,000	24	8,798,763.56	1.97
400,001 - 450,000	7	2,884,608.30	0.65
450,001 - 500,000	7	3,281,251.96	0.74
500,001 - 600,000	2	1,042,717.81	0.23
600,001 - 640,000	1	640,000.00	0.14
Total	3,374	$446,135,841.91	100.00%

___________________

(1)	The average Cut-off Date Principal Balance of the Group I Mortgage Loans was approximately $132,228.

Credit Scores for the Group I Mortgage Loans(1)

Credit Score	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
500- 500	2	$340,524.00	0.08%
501- 525	153	19,637,345.64	4.40
526- 550	446	52,432,551.96	11.75
551- 575	469	55,995,656.47	12.55
576- 600	380	55,628,798.74	12.47
601- 625	481	67,022,249.74	15.02
626- 650	606	78,883,524.57	17.68
651- 675	426	56,981,063.01	12.77
676- 700	232	31,299,321.04	7.02
701- 725	90	13,526,677.13	3.03
726- 750	50	7,964,202.79	1.79
751- 775	21	3,148,687.61	0.71
776- 800	18	3,275,239.21	0.73
Total	3,374	$446,135,841.91	100.00%

___________________

(1)	The weighted average credit score of the Group I Mortgage Loans that had credit scores was approximately 614.

Original Terms to Maturity of the Group I Mortgage Loans(1)

Original Term (months)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
120	3	$139,684.24	0.03%
180	316	15,879,202.89	3.56
240	10	1,162,697.95	0.26
300	2	134,008.53	0.03
360	3,043	428,820,248.30	96.12
Total	3,374	$446,135,841.91	100.00%

___________________

(1)	The weighted average original term to maturity of the Group I Mortgage Loans was approximately 353 months.

Remaining Terms to Maturity of the Group I Mortgage Loans(1)

Remaining Term (months)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
114- 114	1	$48,359.31	0.01%
115- 117	1	42,638.73	0.01
118- 120	1	48,686.20	0.01
169- 171	1	256,460.46	0.06
172- 174	114	4,982,214.06	1.12
175- 177	185	8,753,009.91	1.96
178- 180	16	1,887,518.46	0.42
232- 234	3	269,850.18	0.06
235- 237	5	696,510.99	0.16
238- 240	2	196,336.78	0.04
295- 297	1	75,321.57	0.02
298- 300	1	58,686.96	0.01
346- 348	2	477,424.94	0.11
351- 351	3	484,398.54	0.11
352- 352	13	1,710,046.29	0.38
353- 353	169	21,516,770.75	4.82
354- 354	564	77,019,146.87	17.26
355- 355	873	121,606,057.57	27.26
356- 356	448	71,266,679.41	15.97
357- 357	344	50,994,783.17	11.43
358- 358	626	83,631,940.76	18.75
359- 359	1	113,000.00	0.03
Total	3,374	$446,135,841.91	100.00%

___________________

(1)	The weighted average remaining term to maturity of the Group I Mortgage Loans was approximately 349 months.

Property Types of the Group I Mortgage Loans

Property Type	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Single Family	2,729	$338,162,758.85	75.80%
PUD(1)	259	44,942,222.65	10.07
Two-to-Four Family	238	43,286,802.51	9.70
Condominium	148	19,744,057.90	4.43
Total	3,374	$446,135,841.91	100.00%

___________________

(1)	PUD refers to a home or “unit” in a Planned Unit Development.

Occupancy Status of the Group I Mortgage Loans(1)

Occupancy Status	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Primary	2,920	$395,232,214.74	88.59%
Investor	400	43,336,475.22	9.71
Second Home	54	7,567,151.95	1.70
Total	3,374	$446,135,841.91	100.00%

___________________

(1)	Occupancy as represented by the mortgagor at the time of origination.

Purpose of the Group I Mortgage Loans

Purpose	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Cash Out Refinance	2,408	$345,317,754.14	77.40%
Purchase	713	65,899,561.70	14.77
Rate/Term Refinance	253	34,918,526.07	7.83
Total	3,374	$446,135,841.91	100.00%

Original Loan-to-Value Ratios of the Group I Mortgage Loans(1)(2)

Original Loan-to-Value Ratio (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Less than or equal to 50.00	58	$7,865,890.33	1.76%
50.01 - 55.00	29	4,749,712.54	1.06
55.01 - 60.00	43	8,145,846.41	1.83
60.01 - 65.00	60	10,762,047.53	2.41
65.01 - 70.00	97	16,501,715.51	3.70
70.01 - 75.00	186	29,081,632.19	6.52
75.01 - 80.00	1,009	145,714,960.09	32.66
80.01 - 85.00	490	68,996,698.25	15.47
85.01 - 90.00	745	93,689,433.45	21.00
90.01 - 95.00	281	36,769,789.59	8.24
95.01 -100.00	376	23,858,116.02	5.35
Total	3,374	$446,135,841.91	100.00%

___________________

(1)	The weighted average original loan-to-value ratio of the Group I Mortgage Loans as of the Cut-off Date was approximately 82.25%.

(2)	For a description of the determination of loan-to-value ratio by the related Originator, see “The Originators” in this prospectus supplement.

Geographic Distribution of the Mortgaged Properties related to the Group I Mortgage Loans(1)

Location	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Alabama	34	$2,404,173.63	0.54%
Alaska	1	59,151.29	0.01
Arizona	61	9,404,004.33	2.11
Arkansas	41	3,217,160.61	0.72
California	267	60,937,657.61	13.66
Colorado	72	9,904,630.27	2.22
Connecticut	19	3,340,286.65	0.75
Delaware	15	2,249,349.02	0.50
District of Columbia	4	583,365.75	0.13
Florida	250	34,692,959.75	7.78
Georgia	100	13,670,660.09	3.06
Hawaii	3	934,500.00	0.21
Idaho	14	1,068,880.00	0.24
Illinois	196	28,432,179.02	6.37
Indiana	93	8,378,247.11	1.88
Iowa	13	1,367,156.83	0.31
Kansas	36	3,655,436.81	0.82
Kentucky	14	991,811.76	0.22
Louisiana	73	6,376,153.90	1.43
Maine	29	4,897,635.70	1.10
Maryland	62	11,164,544.91	2.50
Massachusetts	64	15,099,283.83	3.38
Michigan	239	25,261,614.06	5.66
Minnesota	30	4,800,253.84	1.08
Mississippi	49	3,797,804.46	0.85
Missouri	123	11,709,962.50	2.62
Montana	4	288,691.74	0.06
Nebraska	4	338,909.89	0.08
Nevada	26	4,756,293.66	1.07
New Hampshire	9	1,605,005.17	0.36
New Jersey	63	13,679,700.79	3.07
New Mexico	17	1,451,464.71	0.33
New York	165	30,004,077.51	6.73
North Carolina	96	10,856,976.38	2.43
North Dakota	1	165,469.23	0.04
Ohio	379	38,203,167.10	8.56
Oklahoma	58	4,798,368.80	1.08
Oregon	33	3,852,756.99	0.86
Pennsylvania	165	15,953,653.30	3.58
Rhode Island	5	844,117.34	0.19
South Carolina	62	7,162,905.77	1.61
South Dakota	2	239,851.25	0.05
Tennessee	91	6,808,442.77	1.53
Texas	101	10,165,660.98	2.28
Utah	28	3,274,459.69	0.73
Vermont	4	693,740.96	0.16
Virginia	58	8,696,755.47	1.95
Washington	44	7,580,246.39	1.70
West Virginia	12	1,448,426.02	0.32
Wisconsin	39	4,260,346.62	0.95
Wyoming	6	607,489.65	0.14
Total	3,374	$446,135,841.91	100.00%

___________________

(1)	The greatest ZIP Code geographic concentration of Group I Mortgage Loans was approximately 0.38% in the 90044 ZIP Code.

Documentation Levels of the Group I Mortgage Loans(1)

Documentation Level	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Full Documentation	1,963	$241,800,183.23	54.20%
Stated Documentation	952	134,086,935.30	30.06
No Income Verification	260	42,549,694.63	9.54
Limited Documentation	106	15,410,405.66	3.45
No Documentation	92	12,164,423.09	2.73
Blended Access	1	124,200.00	0.03
Total	3,374	$446,135,841.91	100.00%

___________________

(1)	For a description of each Documentation Level, see “The Originators” in this prospectus supplement.

Current Mortgage Rates of the Group I Mortgage Loans(1)

Current Mortgage Rate (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
4.250 - 5.000	18	$3,088,358.03	0.69%
5.001 - 6.000	341	67,920,526.08	15.22
6.001 - 7.000	771	129,911,974.52	29.12
7.001 - 8.000	802	112,862,846.68	25.30
8.001 - 9.000	690	76,414,471.09	17.13
9.001 - 10.000	476	39,130,649.45	8.77
10.001 - 11.000	170	12,500,540.60	2.80
11.001 - 12.000	78	3,532,131.81	0.79
12.001 - 12.990	28	774,343.65	0.17
Total	3,374	$446,135,841.91	100.00%

___________________

(1)	The weighted average current Mortgage Rate of the Group I Mortgage Loans as of the Cut-off Date was approximately 7.457% per annum.

Gross Margins of the Adjustable-Rate Group I Mortgage Loans(1)

Gross Margin (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
2.090 - 3.000	1	$283,845.67	0.08%
3.001 - 4.000	14	2,932,585.92	0.84
4.001 - 5.000	294	49,888,032.20	14.23
5.001 - 6.000	901	135,907,733.04	38.76
6.001 - 7.000	1,198	145,037,964.52	41.37
7.001 - 7.999	118	16,549,711.79	4.72
Total	2,526	$350,599,873.14	100.00%

___________________

(1)	The weighted average Gross Margin of the Adjustable-Rate Group I Mortgage Loans as of the Cut-off Date was approximately 5.919% per annum.

Month of Next Rate Adjustment for the Adjustable-Rate Group I Mortgage Loans(1)

Month of Next Rate Adjustment	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
January 2006	3	$508,231.01	0.14%
April 2006	1	240,536.33	0.07
November 2006	1	225,562.14	0.06
March 2007	3	428,164.41	0.12
April 2007	129	15,701,202.06	4.48
May 2007	454	59,618,600.96	17.00
June 2007	621	84,165,533.70	24.01
July 2007	89	14,649,401.04	4.18
August 2007	97	12,562,860.37	3.58
September 2007	211	26,955,959.65	7.69
October 2007	364	48,873,598.79	13.94
November 2007	207	27,761,796.79	7.92
April 2008	5	1,056,457.19	0.30
May 2008	14	2,940,087.18	0.84
June 2008	59	9,949,057.72	2.84
July 2008	219	37,479,442.38	10.69
August 2008	4	371,372.27	0.11
September 2008	12	1,851,442.37	0.53
October 2008	13	1,436,709.79	0.41
November 2008	3	430,222.29	0.12
April 2010	1	194,601.43	0.06
May 2010	4	849,364.69	0.24
June 2010	11	2,256,282.26	0.64
October 2010	1	93,386.32	0.03
Total	2,526	$350,599,873.14	100.00%

___________________

(1)	The weighted average time until the next Adjustment Date for the Adjustable-Rate Group I Mortgage Loans as of the Cut-off Date was approximately 22 months.

Maximum Mortgage Rates of the Adjustable-Rate Group I Mortgage Loans(1)

Maximum Mortgage Rate (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
7.000 - 7.000	1	$147,264.47	0.04%
10.001 -11.000	2	411,295.44	0.12
11.001 -12.000	52	10,283,264.71	2.93
12.001 -13.000	304	57,062,742.70	16.28
13.001 -14.000	528	88,853,015.09	25.34
14.001 -15.000	592	83,411,328.02	23.79
15.001 -16.000	565	67,080,035.11	19.13
16.001 -17.000	357	32,309,297.21	9.22
17.001 -18.000	103	9,418,403.33	2.69
18.001 -19.000	21	1,579,798.73	0.45
19.001 -19.300	1	43,428.33	0.01
Total	2,526	$350,599,873.14	100.00%

___________________

(1)	The weighted average Maximum Mortgage Rate of the Adjustable-Rate Group I Mortgage Loans as of the Cut-off Date was approximately 14.396% per annum.

Minimum Mortgage Rates of the Adjustable-Rate Group I Mortgage Loans(1)

Minimum Mortgage Rate (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
4.250 - 5.000	17	$2,859,207.07	0.82%
5.001 - 6.000	217	42,566,236.54	12.14
6.001 - 7.000	576	99,174,561.65	28.29
7.001 - 8.000	654	93,797,823.13	26.75
8.001 - 9.000	577	68,369,490.19	19.50
9.001 - 10.000	360	32,790,924.17	9.35
10.001 - 11.000	103	9,418,403.33	2.69
11.001 - 12.000	21	1,579,798.73	0.45
12.001 - 12.300	1	43,428.33	0.01
Total	2,526	$350,599,873.14	100.00%

___________________

(1)	The weighted average Minimum Mortgage Rate of the Adjustable-Rate Group I Mortgage Loans as of the Cut-off Date was approximately 7.528% per annum.

Initial Periodic Rate Caps of the Adjustable-Rate Group I Mortgage Loans(1)

Initial Periodic Rate Cap (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
1.000	5	$691,317.99	0.20%
1.500	274	48,395,173.01	13.80
2.000	2	366,536.33	0.10
3.000	2,243	300,719,368.05	85.77
6.000	1	188,277.76	0.05
7.000	1	239,200.00	0.07
Total	2,526	$350,599,873.14	100.00%

___________________

(1)	Relates solely to initial rate adjustments.

Subsequent Periodic Rate Caps of the Adjustable-Rate Group I Mortgage Loans(1)

Periodic Rate Cap (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
1.000	2,219	$299,735,357.61	85.49%
1.500	304	50,280,244.60	14.34
2.000	3	584,270.93	0.17
Total	2,526	$350,599,873.14	100.00%

___________________

(1)	Relates to all rate adjustments subsequent to initial rate adjustments.

Originator of the Group I Mortgage Loans

Originator	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Novastar	2,655	$335,174,843.38	75.13%
Countrywide	340	57,760,842.78	12.95
First Franklin	312	50,615,000.27	11.35
Meritage	65	2,107,730.54	0.47
WMC	2	477,424.94	0.11
Total	3,374	$446,135,841.91	100.00%

Group II Mortgage Loan Statistics

The following statistical information, unless otherwise specified, is based upon percentages of the aggregate Cut-off Date Principal Balance of the Group II Mortgage Loans.

Approximately 40.19% of the Group II Mortgage Loans had loan-to-value ratios at origination in excess of 80.00%. No Group II Mortgage Loan had a loan-to-value ratio at origination in excess of 100.00%. The weighted average loan-to-value ratio of the Group II Mortgage Loans at origination was approximately 83.95%. There can be no assurance that the loan-to-value ratio of any Group II Mortgage Loan determined at any time after origination is less than or equal to its original loan-to-value ratio. Additionally, the related Originator’s determination of the value of a Mortgaged Property used in the calculation of the original loan-to-value ratios of the Group II Mortgage Loans may differ from the appraised value of such Mortgaged Property or the actual value of such Mortgaged Property at origination. See “Risk Factors—High Loan-to-Value Ratios Increase Risk of Loss.”

Substantially all of the Group II Mortgage Loans have a Due Date on the first day of the month.

The weighted average remaining term to maturity of the Group II Mortgage Loans was approximately 342 months as of the Cut-off Date. None of the Group II Mortgage Loans had a first Due Date prior to October 2002 or after December 2005, or has a remaining term to maturity of less than 172 months or greater than 358 months as of the Cut-off Date. The latest maturity date of any Group II Mortgage Loan is November 2035.

The average Principal Balance of the Group II Mortgage Loans at origination was approximately $243,695. The average Cut-off Date Principal Balance of the Group II Mortgage Loans was approximately $243,237. No Group II Mortgage Loan had a Cut-off Date Principal Balance of greater than approximately $1,120,000 or less than approximately $11,620.

As of the Cut-off Date, the Group II Mortgage Loans had Mortgage Rates of not less than 4.400% per annum and not more than 14.750% per annum and the weighted average Mortgage Rate of the Group II Mortgage Loans was approximately 7.041% per annum. As of the Cut-off Date, the Adjustable-Rate Group II Mortgage Loans had Gross Margins ranging from 3.950% per annum to 12.625% per annum, Minimum Mortgage Rates ranging from 4.400% per annum to 13.625% per annum and Maximum Mortgage Rates ranging from 10.625% per annum to 20.625% per annum. As of the Cut-off Date, the weighted average Gross Margin of the Adjustable-Rate Group II Mortgage Loans was approximately 5.839% per annum, the weighted average Minimum Mortgage Rate of the Adjustable-Rate Group II Mortgage Loans was approximately 6.972% per annum and the weighted average Maximum Mortgage Rate of the Adjustable-Rate Group II Mortgage Loans was approximately 13.673% per annum. The latest next Adjustment Date following the Cut-off Date on any Adjustable-Rate Group II Mortgage Loan occurs in June 2010 and the weighted average time until the next Adjustment Date for all of the Adjustable-Rate Group II Mortgage Loans is approximately 22 months.

The Group II Mortgage Loans are expected to have the following characteristics as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding).

Cut-off Date Principal Balances of the Group II Mortgage Loans(1)

Principal Balance ($)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Less than or equal to 100,000	636	$35,055,032.28	8.04%
100,001 - 125,000	94	10,543,369.67	2.42
125,001 - 150,000	83	11,361,897.64	2.61
150,001 - 175,000	51	8,253,812.52	1.89
175,001 - 200,000	62	11,701,481.64	2.68
200,001 - 225,000	42	8,875,999.51	2.04
225,001 - 250,000	50	11,911,303.15	2.73
250,001 - 275,000	58	15,204,024.68	3.49
275,001 - 300,000	40	11,443,507.29	2.62
300,001 - 350,000	79	25,776,176.82	5.91
350,001 - 400,000	181	67,903,364.42	15.57
400,001 - 450,000	112	47,525,152.74	10.90
450,001 - 500,000	107	50,838,534.31	11.66
500,001 - 600,000	129	70,399,095.76	16.14
600,001 - 700,000	42	26,998,431.82	6.19
700,001 -1,000,000	24	19,098,550.05	4.38
More than 1,000,000	3	3,233,580.96	0.74
Total	1,793	$436,123,315.26	100.00%

___________________

(1)	The average Cut-off Date Principal Balance of the Group II Mortgage Loans was approximately $243,237.

Credit Scores for the Group II Mortgage Loans(1)

Credit Score	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
491 - 500	1	$214,177.61	0.05%
501 - 525	21	4,852,600.83	1.11
526 - 550	66	17,740,152.14	4.07
551 - 575	78	24,149,679.75	5.54
576 - 600	134	36,866,277.44	8.45
601 - 625	327	69,004,489.06	15.82
626 - 650	386	92,898,121.43	21.30
651 - 675	391	95,645,145.56	21.93
676 - 700	175	43,227,569.65	9.91
701 - 725	116	28,276,447.74	6.48
726 - 750	61	13,923,401.19	3.19
751 - 775	29	7,501,609.20	1.72
776 - 800	7	1,614,953.88	0.37
801 - 803	1	208,689.78	0.05
Total	1,793	$436,123,315.26	100.00%

___________________

(1)	The weighted average credit score of the Group II Mortgage Loans that had credit scores was approximately 641.

Original Terms to Maturity of the Group II Mortgage Loans(1)

Original Term (months)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
180	519	$31,719,831.51	7.27%
240	2	399,076.91	0.09
360	1,272	404,004,406.84	92.64
Total	1,793	$436,123,315.26	100.00%

___________________

(1)	The weighted average original term to maturity of the Group II Mortgage Loans was approximately 347 months.

Remaining Terms to Maturity of the Group II Mortgage Loans(1)

Remaining Term (months)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
172 - 174	136	$7,890,419.82	1.81%
175 - 177	381	23,383,261.56	5.36
178 - 180	2	446,150.13	0.10
202 - 204	1	33,622.83	0.01
235 - 237	1	365,454.08	0.08
328 - 330	1	59,127.68	0.01
334 - 336	1	94,854.65	0.02
346 - 348	1	243,000.00	0.06
349 - 350	1	105,307.66	0.02
351 - 351	1	742,192.34	0.17
352 - 352	2	643,850.58	0.15
353 - 353	45	11,923,837.56	2.73
354 - 354	171	51,068,301.90	11.71
355 - 355	410	151,009,612.55	34.63
356 - 356	340	102,644,957.64	23.54
357 - 357	81	25,364,415.37	5.82
358 - 358	218	60,104,948.91	13.78
Total	1,793	$436,123,315.26	100.00%

___________________

(1)	The weighted average remaining term to maturity of the Group II Mortgage Loans was approximately 342 months.

Property Types of the Group II Mortgage Loans

Property Type	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Single Family	1,250	$293,366,655.67	67.27%
PUD(1)	340	94,250,950.39	21.61
Condominium	108	27,579,253.06	6.32
Two-to-Four Family	95	20,926,456.14	4.80
Total	1,793	$436,123,315.26	100.00%

___________________

(1)	PUD refers to a home or “unit” in a Planned Unit Development.

Occupancy Status of the Group II Mortgage Loans(1)

Occupancy Status	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Primary	1,754	$423,301,350.10	97.06%
Second Home	22	6,798,097.24	1.56
Investor	17	6,023,867.92	1.38
Total	1,793	$436,123,315.26	100.00%

___________________

(1)	Occupancy as represented by the mortgagor at the time of origination.

Purpose of the Group II Mortgage Loans

Purpose	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Purchase	1,328	$266,891,330.03	61.20%
Cash Out Refinance	435	160,731,099.60	36.85
Rate/Term Refinance	30	8,500,885.63	1.95
Total	1,793	$436,123,315.26	100.00%

Original Loan-to-Value Ratios of the Group II Mortgage Loans(1)(2)

Original Loan-to-Value Ratio (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Less than or equal to 50.00	8	$2,694,079.42	0.62%
50.01 - 55.00	3	1,050,069.58	0.24
55.01 - 60.00	6	3,238,702.34	0.74
60.01 - 65.00	6	2,318,923.78	0.53
65.01 - 70.00	18	9,039,829.50	2.07
70.01 - 75.00	41	16,059,080.32	3.68
75.01 - 80.00	745	226,465,781.45	51.93
80.01 - 85.00	96	34,122,896.26	7.82
85.01 - 90.00	166	60,228,027.64	13.81
90.01 - 95.00	95	23,850,228.14	5.47
95.01 - 100.00	609	57,055,696.83	13.08
Total	1,793	$436,123,315.26	100.00%

___________________

(1)	The weighted average original loan-to-value ratio of the Group II Mortgage Loans as of the Cut-off Date was approximately 83.95%.

(2)	For a description of the determination of loan-to-value ratio by the related Originator see “The Originators” in this prospectus supplement.

Geographic Distribution of the Mortgaged Properties related to the Group II Mortgage Loans(1)

Location	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Alabama	9	$415,521.80	0.10%
Arizona	74	16,414,463.93	3.76
Arkansas	13	1,640,261.41	0.38
California	529	175,517,942.95	40.25
Colorado	45	8,969,892.13	2.06
Connecticut	12	4,656,256.82	1.07
Delaware	7	1,627,199.38	0.37
District of Columbia	1	34,978.26	0.01
Florida	174	36,029,384.47	8.26
Georgia	61	10,657,971.66	2.44
Idaho	10	928,446.47	0.21
Illinois	56	14,064,890.70	3.22
Indiana	28	3,934,912.21	0.90
Iowa	4	272,661.08	0.06
Kansas	5	293,307.66	0.07
Kentucky	12	1,042,559.25	0.24
Louisiana	24	5,505,890.01	1.26
Maine	12	2,019,424.52	0.46
Maryland	44	16,263,920.05	3.73
Massachusetts	52	12,846,325.62	2.95
Michigan	45	8,281,330.66	1.90
Minnesota	9	2,769,195.93	0.63
Mississippi	7	712,092.72	0.16
Missouri	35	3,930,837.79	0.90
Montana	1	128,000.00	0.03
Nebraska	6	687,014.88	0.16
Nevada	31	6,261,960.65	1.44
New Hampshire	2	318,817.00	0.07
New Jersey	34	11,084,230.16	2.54
New Mexico	9	1,337,820.48	0.31
New York	73	24,018,187.53	5.51
North Carolina	56	8,779,637.13	2.01
Ohio	69	8,740,600.55	2.00
Oklahoma	10	1,243,049.74	0.29
Oregon	20	2,103,968.10	0.48
Pennsylvania	25	3,803,373.97	0.87
Rhode Island	4	230,489.50	0.05
South Carolina	30	4,436,760.44	1.02
South Dakota	2	76,934.28	0.02
Tennessee	16	2,235,049.52	0.51
Texas	34	5,890,050.97	1.35
Utah	15	1,436,678.19	0.33
Vermont	2	273,926.48	0.06
Virginia	43	15,286,041.75	3.50
Washington	34	6,956,829.17	1.60
Wisconsin	7	1,769,271.23	0.41
Wyoming	2	194,956.06	0.04
Total	1,793	$436,123,315.26	100.00%

___________________

(1)	The greatest ZIP Code geographic concentration of Group II Mortgage Loans was approximately 0.57 % in the 92563 ZIP Code.

Documentation Levels of the Group II Mortgage Loans(1)

Documentation Level	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Full Documentation	824	$192,062,639.88	44.04%
Stated Documentation	721	165,391,464.10	37.92
No Income Verification	166	57,902,796.81	13.28
No Documentation	65	14,620,200.00	3.35
Limited Documentation	17	6,146,214.47	1.41
Total	1,793	$436,123,315.26	100.00%

___________________

(1)	For a description of each Documentation Level, see “The Originators” in this prospectus supplement.

Current Mortgage Rates of the Group II Mortgage Loans(1)

Current Mortgage Rate (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
4.400 - 5.000	11	$3,518,610.21	0.81%
5.001 - 6.000	271	100,029,915.54	22.94
6.001 - 7.000	506	170,731,796.96	39.15
7.001 - 8.000	302	89,189,206.83	20.45
8.001 - 9.000	191	35,770,201.98	8.20
9.001 - 10.000	203	21,216,167.06	4.86
10.001 - 11.000	172	9,981,507.70	2.29
11.001 - 12.000	75	3,542,375.18	0.81
12.001 - 13.000	51	1,759,946.65	0.40
13.001 - 14.000	6	241,162.24	0.06
14.001 - 14.750	5	142,424.91	0.03
Total	1,793	$436,123,315.26	100.00%

___________________

(1)	The weighted average current Mortgage Rate of the Group II Mortgage Loans as of the Cut-off Date was approximately 7.041% per annum.

Gross Margins of the Adjustable-Rate Group II Mortgage Loans(1)

Gross Margin (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
3.950 - 4.000	1	$378,047.94	0.10%
4.001 - 5.000	310	95,679,890.75	25.32
5.001 - 6.000	464	159,523,704.80	42.21
6.001 - 7.000	246	80,311,529.76	21.25
7.001 - 8.000	101	22,566,786.87	5.97
8.001 - 9.000	129	13,017,834.30	3.44
9.001 - 10.000	95	5,456,543.16	1.44
10.001 - 11.000	8	615,204.56	0.16
11.001 - 12.000	4	156,872.15	0.04
12.001 - 12.625	4	184,877.17	0.05
Total	1,362	$377,891,291.46	100.00%

___________________

(1)	The weighted average Gross Margin of the Adjustable-Rate Group II Mortgage Loans as of the Cut-off Date was approximately 5.839% per annum.

Month of Next Rate Adjustment for the Adjustable-Rate Group II Mortgage Loans(1)

Month of Next Rate Adjustment	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
January 2006	7	$1,192,511.07	0.32%
April 2006	1	59,127.68	0.02
October 2006	2	337,854.65	0.09
December 2006	1	105,307.66	0.03
March 2007	1	445,000.00	0.12
April 2007	35	8,957,078.34	2.37
May 2007	133	40,599,539.62	10.74
June 2007	324	118,111,159.90	31.26
July 2007	89	31,436,535.56	8.32
August 2007	49	9,508,204.18	2.52
September 2007	259	30,257,475.57	8.01
October 2007	121	35,270,742.61	9.33
November 2007	102	24,162,205.07	6.39
May 2008	9	3,470,817.93	0.92
June 2008	45	16,494,536.92	4.36
July 2008	163	50,948,509.00	13.48
August 2008	3	1,151,465.43	0.30
September 2008	2	260,560.12	0.07
October 2008	2	318,982.26	0.08
November 2008	3	585,792.54	0.16
May 2010	2	798,215.35	0.21
June 2010	9	3,419,670.00	0.90
Total	1,362	$377,891,291.46	100.00%

___________________

(1)	The weighted average time until the next Adjustment Date for the Adjustable-Rate Group II Mortgage Loans as of the Cut-off Date was approximately 22 months.

Maximum Mortgage Rates of the Adjustable-Rate Group II Mortgage Loans(1)

Maximum Mortgage Rate (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
10.625 - 11.000	4	$1,001,769.46	0.27%
11.001 - 12.000	106	42,913,371.30	11.36
12.001 - 13.000	267	96,372,419.83	25.50
13.001 - 14.000	358	114,695,466.15	30.35
14.001 - 15.000	230	69,602,389.19	18.42
15.001 - 16.000	128	28,487,398.56	7.54
16.001 - 17.000	131	15,846,007.06	4.19
17.001 - 18.000	118	7,528,778.68	1.99
18.001 - 19.000	12	1,101,941.91	0.29
19.001 - 20.000	4	156,872.15	0.04
20.001 - 20.625	4	184,877.17	0.05
Total	1,362	$377,891,291.46	100.00%

___________________

(1)	The weighted average Maximum Mortgage Rate of the Adjustable-Rate Group II Mortgage Loans as of the Cut-off Date was approximately 13.673 % per annum.

Minimum Mortgage Rates of the Adjustable-Rate Group II Mortgage Loans(1)

Minimum Mortgage Rate (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
4.400 - 5.000	11	$3,518,610.21	0.93%
5.001 - 6.000	229	84,133,101.03	22.26
6.001 - 7.000	452	151,363,795.18	40.05
7.001 - 8.000	265	82,649,599.05	21.87
8.001 - 9.000	136	31,407,709.02	8.31
9.001 - 10.000	131	15,846,007.06	4.19
10.001 - 11.000	118	7,528,778.68	1.99
11.001 - 12.000	12	1,101,941.91	0.29
12.001 - 13.000	4	156,872.15	0.04
13.001 - 13.625	4	184,877.17	0.05
Total	1,362	$377,891,291.46	100.00%

___________________

(1)	The weighted average Minimum Mortgage Rate of the Adjustable-Rate Group II Mortgage Loans as of the Cut-off Date was approximately 6.972 % per annum.

Initial Periodic Rate Caps of the Adjustable-Rate Group II Mortgage Loans(1)

Initial Periodic Rate Cap (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
1.000	9	$1,663,038.95	0.44%
1.500	233	76,067,540.96	20.13
3.000	1,119	299,787,711.55	79.33
6.000	1	373,000.00	0.10
Total	1,362	$377,891,291.46	100.00%

___________________

(1)	Relates solely to initial rate adjustments.

Subsequent Periodic Rate Caps of the Adjustable-Rate Group II Mortgage Loans(1)

Periodic Rate Cap (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
1.000	889	$286,021,561.20	75.69%
1.500	472	91,724,370.26	24.27
2.000	1	145,360.00	0.04
Total	1,362	$377,891,291.46	100.00%

___________________

(1)	Relates to all rate adjustments subsequent to initial rate adjustments.

Originator the Group II Mortgage Loans

Originator	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Novastar	915	$213,664,629.85	48.99%
First Franklin	281	111,442,960.07	25.55
Countrywide	312	93,428,084.51	21.42
Meritage	283	17,239,333.17	3.95
Accredited	1	243,000.00	0.06
Decision One	1	105,307.66	0.02
Total	1,793	$436,123,315.26	100.00%